EXHIBIT 10.3
EXECUTION VERSION
RELEASE OF LIENS AND TERMINATION OF SECURITY DOCUMENTS
November 6, 2006
Pursuant to Sections 3(b), 8 and 17(b) of the Intercreditor and Agency Agreement, dated as of April 19, 1995 (as amended, modified and supplemented, the “Intercreditor Agreement”), among AmeriGas Propane, Inc., Petrolane Incorporated, AmeriGas Propane, L.P. (the “Company”), AmeriGas Propane Parts & Service, Inc., the Note Holders (as defined therein), Wachovia Bank, National Association, in its capacity as Collateral Agent for the Secured Creditors, and Mellon Bank, N.A., in its capacity as Cash Collateral Sub-Agent for the Secured Creditors, the undersigned Collateral Agent hereby confirms to the Obligors the following:
(i) the undersigned Collateral Agent has delivered to each of the Secured Creditors a written notification that the Obligors requested that the Collateral Agent release the Liens and terminate the Security Documents (other than the Intercreditor Agreement, which will survive only to the extent that the Liens of the Security Documents ever re-attach);
(ii) the Requisite Percentage of the Secured Creditors has directed the Collateral Agent to release the Liens and terminate the Security Documents (other than the Intercreditor Agreement) pursuant to a Voting Action/Direction Notice, a copy of which is attached hereto as Exhibit A;
(iii) the Secured Creditors agree to cooperate with the Collateral Agent and Obligors in order to terminate any outstanding financing statements, fixture filings, mortgages and other documents or instruments granting or purporting to perfect Liens of the Security Documents;
(iv) the undersigned Collateral Agent hereby (A) releases all Liens and terminates the Security Documents (other than the Intercreditor Agreement), (B) agrees to return to the Company all General Collateral in its possession, including without limitation, the Intercompany Note, the related Loan Agreement, the share certificates representing the Capital Stock of Columbia Propane Corporation (n/k/a AmeriGas Eagle Propane, Inc.) and of CP Holdings (n/k/a AmeriGas Eagle Holdings, Inc.), (C) agrees to provide written instructions to any Intermediary under existing Control Agreement(s) among the Company, the Collateral Agent and the Intermediary, to terminate such Control Agreement(s) and (D) agrees to execute such other documents and instruments and cooperate with the Obligors in order to terminate any outstanding financing statements, fixture filings, mortgages and other documents or instruments granting or evidencing or purporting to perfect Liens of the Security Documents;
(v) the undersigned Collateral Agent hereby grants the Obligors the authority to terminate any outstanding financing statements, fixture filings, mortgages and other documents or instruments granting or evidencing or purporting to perfect Liens of the Security Documents;

(vi) the Obligors and their Subsidiaries shall no longer be obligated to comply with any covenant in the Parity Debt Agreements to deliver Mortgages, UCC-1 financing statements or any other Security Document (other than the Intercreditor Agreement), filing or instrument relating to the General Collateral or the Collateral Agent, or to take or refrain from taking any action required by any Security Document (other than the Intercreditor Agreement); and
(vii) the Secured Creditors, the Collateral Agent and the Obligors acknowledge that the Intercreditor Agreement no longer governs the relationship between the holders of Parity Debt except (A) in the event that the liens securing the Parity Debt are reinstated and (B) with respect to those provisions of the Intercreditor Agreement that by their terms expressly survive the termination of the Intercreditor Agreement.
Capitalized terms not otherwise defined herein shall have the meanings specified in the Intercreditor Agreement.
[Signature pages follow]

IN WITNESS WHEREOF, the Collateral Agent has caused this Release of Liens and Termination of Security Documents to be executed as of the date first above written.

WACHOVIA BANK, NATIONAL ASSOCIATION, as Collateral Agent
By:
	Name:	Lawrence P. Sullivan
	Title:	Director

ACKNOWLEDGED AND ACCEPTED:

AMERIGAS PROPANE, L.P.
By:	AmeriGas Propane, Inc., its General Partner

By:
	Name:	Robert W. Krick
	Title:	Vice President and Treasurer

AMERIGAS PROPANE, INC.
By:
	Name:	Robert W. Krick
	Title:	Vice President and Treasurer

PETROLANE INCORPORATED
By:
	Name:	Robert W. Krick
	Title:	Vice President and Treasurer

AMERIGAS PROPANE PARTS AND SERVICES, INC.
By:
	Name:	Robert W. Krick
	Title:	Vice President and Treasurer

AMERIGAS EAGLE PROPANE, INC.
By:
	Name:	Robert W. Krick
	Title:	Vice President and Treasurer

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AMERIGAS EAGLE HOLDINGS, INC.
By:
	Name:	Robert W. Krick
	Title:	Vice President and Treasurer

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